SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☒ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

June 22, 2018

Dear Oppenheimer Rochester® Minnesota Municipal Fund Shareholder:

We have scheduled a shareholder meeting on July 27, 2018, for you to decide on an important proposal: To approve a change to the Fund’s fundamental investment policy that will enable the Fund to transition from a Minnesota municipal bond fund to a national municipal bond fund. The Fund’s Board of Trustees (the “Board”) believes the matter being proposed is in the best interest of the Fund and recommends a vote “for” the proposal.

In addition, the Board has approved certain other changes that will take effect only if shareholders approve the proposed change to the Fund’s fundamental investment policy. These include:

•        Reducing the investment advisory fee from 55 basis points to 40 basis points, and making corresponding changes to the fee breakpoint schedule.

•        Renaming the Fund Oppenheimer Municipal Fund

•        Reducing risk by:

o	Limiting the Fund’s investments to no more than 15% in a single state or sector, with certain exceptions
o	Limiting the Fund’s investments to no more than 40% in securities rated below the top three investment grade categories or that are unrated
o	Reducing the Fund’s ability to invest in below investment grade bonds from 25% to 15%

•        Eliminating the ability of the Fund to invest in securities issued by U.S. territories and possessions or by their agencies, instrumentalities and authorities.

Why is the Board recommending this investment policy change?

The Board believes transitioning the Fund to a national municipal bond fund will appeal to a larger national investor base, potentially growing the assets under management. Increasing the Fund’s assets is expected to provide shareholders with an opportunity to achieve lower fund expenses through economies of scale and management fee breakpoints. Despite the Fund’s strong performance, a market preference shift to national funds away from state specific funds and a continuing reduction in distribution demand have limited the Fund’s ability to grow market share. The market has seen similar impacts to other state-specific municipal bond funds and there have been recent reorganizations of these funds into larger national funds, as well as many fund liquidations.

How do you vote?

Your enclosed ballot reflects fund shares registered to you on the record date of May 15, 2018, and that you are therefore entitled to vote. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Regardless of the number of shares you own, it is important that your shares be represented and voted. You may also vote by telephone or Internet by following the instructions on the proxy ballot. If you vote by phone or Internet, you do not need to mail the proxy ballot. In the absence of sufficient votes to approve the proposals, the meeting will be adjourned until such time that quorum may be reached. You may receive additional mailings, or phone calls requesting your vote. If the Proposal is not approved by shareholders, the Board will consider other appropriate actions, which may include liquidation of the Fund.

Please read the enclosed proxy statement for complete details on the proposal. Of course, if you have any questions, please contact your financial advisor, or call us at (866) 796-7172. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

Enclosures

KZ0000.686.0518

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 13, 2018

Dear Shareholder:

The Board of Oppenheimer Rochester Minnesota Municipal Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on July 27, 2018 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-7172.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found on the enclosed proxy card
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 13, 2018

Dear Shareholder:

The Board of Oppenheimer Rochester Minnesota Municipal Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on July 27, 2018 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-7172.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE by visiting the website on the enclosed proxy card and entering your control number.
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 13, 2018

Dear Shareholder:

The Board of Oppenheimer Rochester Minnesota Municipal Fund has sent you a Notice of Special Meeting to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on July 27, 2018 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 796-7172 Extension 12.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE by visiting the website on the enclosed proxy card and entering your control number.
4. LIVE with a live operator when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURMENT

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 27, 2018

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on July 27, 2018 was adjourned to August 24, 2018 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

The Board of Trustees of Oppenheimer Rochester® Minnesota Municipal Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.  Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL.   please take a moment now to cast your vote.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve a change to the fundamental investment policy for the Fund.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a representative when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURMENT

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 27, 2018

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on July 27, 2018 was adjourned to August 24, 2018 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

The Board of Trustees of Oppenheimer Rochester® Minnesota Municipal Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.  Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL.   please take a moment now to cast your vote.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve a change to the fundamental investment policy for the Fund.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURMENT

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

6803 South Tucson Way, Centennial, Colorado 80112

July 27, 2018

To our shareholders:

The Special Meeting of Shareholders originally scheduled to occur on July 27, 2018 was adjourned to August 24, 2018 due to insufficient responses from shareholders. The Special Meeting of Shareholders will be reconvened at the offices of the Fund, at 6803 South Tucson Way Centennial, Colorado 80112 at 1:00 PM Mountain Time.

The Board of Trustees of Oppenheimer Rochester® Minnesota Municipal Fund is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders.  Your VOTE IS IMPORTANT.  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL.   please take a moment now to cast your vote.

Shareholders are given the opportunity to vote on the matter set forth at a shareholder meeting in order to collectively approve or oppose the item on the agenda. The polls are still open, so the opportunity to voice your opinion on the proposal listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matter:

•	To approve a change to the fundamental investment policy for the Fund.

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For assistance in voting your shares please call (866) 796-7172 Extension 12.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. LIVE with a representative when you call toll-free (866) 796-7172 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.